                 OFFER to Amend Subscription Agreement to
       Reduce Offering Cost from $2.50 per Share to $0.75 per Share

                     Brown Disc Products Company, Inc.
                        Common Stock, no par value

THIS OFFER EXPIRES AT 5:00 P.M. MOUNTAIN TIME ON THURSDAY, OCTOBER 31, 1996 UNLESS EXTENDED AT THE SOLE OPTION OF BROWN DISC PRODUCTS COMPANY, INC.

September 27, 1996

TO:   (NAME OF INVESTOR)
 (ADDRESS OF INVESTOR)

Dear Sir or Madam:

On or about June 25, 1996, BROWN DISC PRODUCTS COMPANY, INC., a Colorado corporation (the "Company"), accepted your subscription for the purchase of _______ shares of the Company's Common Stock, no par value (the "Common Stock") at a price of $2.50 per share pursuant to a private placement offering of Common Stock by the Company (the "Offering") and your executed Subscription Agreement to participate in the Offering (the "Subscription Agreement").

As of September 27, 1996, the Company's Board of Directors has authorized the Company to OFFER TO AMEND THE TERMS OF THE OFFERING for the purpose of reducing the offering price per share from $2.50 to $0.75 per share.

This Offer to amend the per share subscription price is based upon the following circumstances:

 During the period of the Offering in June 1996, the public market price for the Common Stock had increased significantly from previous periods, which the Board of Directors believes was attributable in substantial part to anticipation by public investors of a proposed merger of the Company with Kimbrough Computer Sales Inc. 3SI pursuant to an Agreement and Plan of Reorganization originally announced by the Company on May 15, 1996.

 The proposed merger between the Company and Kimbrough Computer Sales Inc. 3SI was first delayed, and then ultimately abandoned on September 16, 1996, resulting in a significant decrease in the public market price of the Corporation's common stock since June 25, 1996.

 In view of the above circumstances and securities law restrictions applicable to shares of Common Stock sold to private placement investors in the Offering, the Company's Board of Directors of the Company has determined it will be equitable to private placement investors in the June 1996 Offering, and in the best interests of the Company to preserve goodwill of its investors and the investment community, to offer to reprice the offering price of the shares of the Company's Common Stock sold in the Offering from $2.50 per share to $0.75 per share.

If you elect to accept this Offer to re-price the shares covered by your Subscription Agreement, please sign the attached Acceptance of Offer and return the Acceptance of Offer to the Company at its principal offices in Colorado. Upon receipt by the Company, an additional stock certificate for the adjusted number of shares will be ordered and delivered to you.

 1. By your agreement to accept this Offer, you represent and agree as follows:

      1.1. You acknowledge that the additional securities you will receive as a result of the amended per share price for the Offering have not been registered under the Securities Act of 1933 (the "Securities Act") or qualified under applicable state securities laws; and accordingly all such shares are subject to the same representations, warranties and limitations as were set forth in your original Subscription Agreement.

      1.2. You represent and warrant that all representations, warranties and agreements made by you in the Subscription Agreement are true and correct as of the date your Acceptance of Offer is received by the Company.

      1.3. You are aware that the Company announced on September 16, 1996 that its previously announced Agreement and Plan of Reorganization for a proposed merger with Kimbrough Computer Sales Inc., 3SI, otherwise known as Solution, System and Service Integration ("3SI"), expired on September 15, 1996 without a closing of the proposed merger, and the Company has abandoned the proposed merger transaction with 3SI.

 2. Upon receipt of your signed Acceptance of Offer, the Company hereby confirms that all additional shares of Common Stock issued to you as an adjustment to the per share offering price will be covered by, and entitled to the benefits of, that certain Registration Rights Agreement executed by the Company relating to your right to participate in or demand registration of the Common Stock under the Securities Act at a future date.

 3. This Offer to amend your Subscription Agreement shall be deemed to have been made and executed, and all performance shall be deemed to take place, upon its acceptance within the State of Colorado. This Offer, as well as the Subscription Agreement, shall be governed by, and construed and interpreted in accordance with, the laws of the State of Colorado. Any dispute arising out of or relating to this Offer and the Subscription Agreement and the transactions contemplated herein or therein shall be resolved by arbitration pursuant to the Rules of the American Arbitration Association then in effect. Any arbitration pursuant to this Offer or the Subscription Agreement shall take place in the City of Colorado Springs, State of Colorado. Any litigation, including litigation arising out of or concerning such arbitration, shall be conducted exclusively in the trials courts of general jurisdiction for the State of Colorado. All parties hereby consent to the jurisdiction of such court for all such litigation.

      Very truly yours,
      By Order of the Board of Directors,

      BROWN DISC PRODUCTS COMPANY, INC.



      By:
         ------------------------------
Colorado Springs, Colorado        Ronald H. Cole, President

                              Signature Page


 THE UNDERSIGNED INVESTOR, having previously purchased shares of Brown
Disc Products Company, Inc. (the "Company") common stock in June 1996 at a private placement price of $2.50 per share paid in cash, HEREBY ACCEPTS THE COMPANY'S OFFER dated September 27, 1996 (the "Offer") to re-price such offering of common stock, covered by the Subscription Agreement previously executed by the undersigned, from $2.50 per share to SEVENTY-FIVE CENTS ($0.75) per share.

 The undersigned accepts the Company's Offer, including all terms and conditions thereof, and understands that the Company will issue and deliver an additional stock certificate to the undersigned to provide for such adjusted price per share.


Date:
     ------------------------------        -----------------------------------
                                           Signature

Name and Address of Investor:
                                           -----------------------------------

                                           -----------------------------------

Original Shares Issued:
                       -----------------------------------

Additional Shares to be Issued Upon Acceptance of this Offer:          shares.
                                                             ----------

     ~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~~

SIGN AND RETURN THIS ACCEPTANCE OF OFFER BEFORE OCTOBER 31, 1996 TO:

      Brown Disc Products Company, Inc.
      1120-B  Elkton Drive
      Colorado Springs, Colorado  80907-3568
      Fax Number (719) 590-7466


              DO NOT RETURN YOUR ORIGINAL STOCK CERTIFICATE.
        AN ADDITIONAL CERTIFICATE WILL BE ISSUED FOR THE ADJUSTMENT